Exhibit 99.2
Bob Evans Farms, Inc.
Earnings Release Fact Sheet (unaudited)
Fiscal 2011 — Quarter 2
Note: amounts are in thousands, except per share amounts
Second quarter (Q2), ended October 29, 2010, compared to the corresponding period a year ago:

	Consolidated Results				Restaurant		Food Products
		% of		% of
	Q2 2011	sales	Q2 2010	sales	Q2 2011	Q2 2010	Q2 2011	Q2 2010
Net sales	$417,046		$424,847		$338,079	$345,385	$78,967	$79,462

Cost of sales	124,131	29.8%	123,310	29.0%	24.3%	24.5%	53.1%	49.0%
Operating wages	140,083	33.6%	149,813	35.3%	38.9%	40.4%	10.8%	12.9%
Other operating	68,339	16.4%	70,727	16.6%	19.1%	19.2%	4.8%	5.5%
S,G&A	49,661	11.9%	35,412	8.3%	9.6%	5.9%	22.0%	18.9%
Depr. & amort.	20,922	5.0%	20,678	4.9%	5.4%	5.3%	3.3%	2.9%

Operating income	13,910	3.3%	24,907	5.9%	2.7%	4.7%	6.0%	10.8%

Interest	2,204	0.5%	2,537	0.6%

Pre-tax income	11,706	2.8%	22,370	5.3%

Income Taxes	3,916	0.9%	6,888	1.7%

Net Income	$7,790	1.9%	$15,482	3.6%

EPS — basic	$0.26		$0.50
EPS — diluted	$0.26		$0.50

Dividends paid per share	$0.20		$0.16

Weighted average shares outstanding:

Basic	30,341		31,005
Dilutive stock options	62		113

Diluted	30,403		31,118

Shares outstanding at quarter end	30,197		31,022
Income taxes, as a percentage of pre-tax income, were 33.5% vs.30.8%

Consolidated Q2 Review:
•	Net sales decreased 1.8% ($417.0 million vs. $424.8 million).

•	Operating income decreased 44.2% ($13.9 million vs. $24.9 million).

•	Pre-tax income decreased 47.7% ($11.7 million vs. $22.4 million).

•	Effective tax rate was 33.5% compared to 30.8%.

•	Net income decreased 49.7% ($7.8 million vs. $15.5 million).

•	Diluted EPS was $0.26 vs. $0.50.

•	The second quarter results of fiscal 2011 included the impact of the following:
•	Consolidated and restaurant results for the second quarter of fiscal 2011 included store-level impairments and severance /retirement charges of $10.3 million and $0.8 million, respectively, that are reflected in S,G&A.

•	Consolidated and food products results for the second quarter of fiscal 2011 included a charge for manufacturing productivity initiatives of $2.8 million that is reflected in S,G&A.
•	The second quarter results of fiscal 2010 included the impact of the following:
•	Consolidated and restaurant results for the second quarter of fiscal 2010 included store-level impairments and severance/retirement charges of $1.5 million and $0.2 million, respectively, and life insurance proceeds of $1.2 million that are reflected in S,G&A.
Fiscal 2011 — Quarter 2 p 2

Restaurant Q2 Review:
•	Overall restaurant sales decreased 2.1% ($338.1 million vs. $345.4 million).

•	Nominal same-store sales decreased 0.9% at Bob Evans Restaurants and decreased 5.6% at Mimi’s.

•	Operating income decreased 43.6% ($9.2 million vs. $16.3 million).

•	Operating margin was 2.7% compared to 4.7%.

•	Restaurants in operation at quarter end were: 569 Bob Evans Restaurants and 145 Mimi’s. 569 Bob Evans Restaurants and 145 Mimi’s were in operation a year ago.

•	Projected restaurant openings, by quarter:
Bob Evans Restaurants:

	Beginning							Ending
Fiscal Year	Total	Q1	Q2	Q3*	Q4*	Full Year*	Closings	Total*
2011	569	—	—	—	3	3	—	572
2010	570	—	—	—	—	—	1	569
2009	571	—	—	—	1	1	2	570
2008	579	—	—	1	1	2	10	571
2007	587	4	1	3	2	10	18	579
Mimi’s Cafes:

	Beginning							Ending
Fiscal Year	Total	Q1	Q2	Q3*	Q4*	Full Year*	Closings	Total*
2011	146	—	—	—	—	—	1	145
2010	144	—	1	1	—	2	—	146
2009	132	3	4	2	3	12	—	144
2008	115	1	2	8	6	17	—	132
2007	102	2	1	3	7	13	—	115
Consolidated Restaurants:

	Beginning							Ending
Fiscal Year	Total	Q1	Q2	Q3*	Q4*	Full Year*	Closings	Total*
2011	715	—	—	—	3	3	1	717
2010	714	—	1	1	—	2	1	715
2009	703	3	4	2	4	13	2	714
2008	694	1	2	9	7	19	10	703
2007	689	6	2	6	9	23	18	694

*	Future quarters represent estimates for fiscal year 2011.
Fiscal 2011 — Quarter 2 p 3

• Projected rebuilt restaurant openings, by quarter:

Fiscal Year	Q1	Q2	Q3*	Q4*	Full Year*
2011	—	—	2	—	2
2010	1	1	—	—	2
2009	1	3	—	—	4
2008	2	2	1	3	8
2007	1	1	1	1	4

*	Future quarters represent estimates for fiscal year 2011.
• Bob Evans Restaurants same-store sales analysis (24-month core; 564 restaurants):

	Fiscal 2011			Fiscal 2010			Fiscal 2009
	Nominal	Menu	Real	Nominal	Menu	Real	Nominal	Menu	Real
May	(3.5)	1.8	(5.3)	(2.8)	2.7	(5.5)	4.4	2.8	1.6
June	(3.1)	2.0	(5.1)	(2.5)	2.2	(4.7)	0.9	2.9	(2.0)
July	(3.7)	2.0	(5.7)	(3.7)	2.3	(6.0)	1.1	2.9	(1.8)

Q1	(3.5)	1.9	(5.4)	(3.0)	2.4	(5.4)	2.0	2.9	(0.9)

August	(1.8)	2.0	(3.8)	(3.0)	2.3	(5.3)	(0.6)	2.9	(3.5)
September	(0.6)	1.8	(2.4)	(3.5)	2.4	(5.9)	0.1	2.9	(2.8)
October	(0.5)	1.8	(2.3)	(2.0)	2.4	(4.4)	(0.9)	2.9	(3.8)

Q2	(0.9)	1.9	(2.8)	(2.8)	2.3	(5.1)	(0.5)	2.9	(3.4)

November	—	—	—	(5.0)	0.7	(5.7)	(3.1)	3.5	(6.6)
December	—	—	—	(3.5)	0.7	(4.2)	3.8	3.2	0.6
January	—	—	—	(4.2)	1.3	(5.5)	(5.7)	3.0	(8.7)

Q3	—	—	—	(4.2)	0.9	(5.1)	(1.3)	3.3	(4.6)

February	—	—	—	(7.3)	1.9	(9.2)	(1.5)	3.2	(4.7)
March	—	—	—	(0.4)	1.9	(2.3)	(1.9)	3.2	(5.1)
April	—	—	—	(4.6)	1.9	(6.5)	(1.6)	3.2	(4.8)

Q4	—	—	—	(4.1)	1.9	(6.0)	(1.6)	3.2	(4.8)

Fiscal year	(2.2)	1.9	(4.1)	(3.5)	1.9	(5.4)	(0.3)	3.1	(3.4)
Fiscal 2011 — Quarter 2 p 4

• Mimi’s Cafe same-store sales analysis (24-month core;131 restaurants):

	Fiscal 2011			Fiscal 2010			Fiscal 2009
	Nominal	Menu	Real	Nominal	Menu	Real	Nominal	Menu	Real
May	(8.4)	2.4	(10.8)	(6.9)	2.4	(9.3)	(5.0)	2.6	(7.6)
June	(8.2)	2.7	(10.9)	(5.0)	2.3	(7.3)	(6.0)	2.7	(8.7)
July	(6.5)	2.7	(9.2)	(7.2)	2.3	(9.5)	(8.1)	2.7	(10.8)

Q1	(7.6)	2.6	(10.2)	(6.4)	2.3	(8.7)	(6.5)	2.7	(9.2)

August	(6.2)	2.7	(8.9)	(5.2)	2.2	(7.4)	(7.2)	2.7	(9.9)
September	(4.8)	2.7	(7.5)	(8.1)	2.2	(10.3)	(8.2)	2.7	(10.9)
October	(5.8)	2.2	(8.0)	(7.2)	2.2	(9.4)	(9.3)	2.8	(12.1)

Q2	(5.6)	2.6	(8.2)	(6.8)	2.2	(9.0)	(8.3)	2.7	(11.0)

November	—	—	—	(8.1)	2.2	(10.3)	(10.4)	3.0	(13.4)
December	—	—	—	(8.9)	2.2	(11.1)	(2.0)	2.8	(4.8)
January	—	—	—	(7.7)	2.2	(9.9)	(9.6)	2.2	(11.8)

Q3	—	—	—	(8.3)	2.2	(10.5)	(6.8)	2.7	(9.5)

February	—	—	—	(7.9)	2.3	(10.2)	(7.9)	2.2	(10.1)
March	—	—	—	(5.5)	2.3	(7.8)	(7.2)	1.2	(8.4)
April	—	—	—	(7.9)	2.3	(10.2)	(6.4)	1.2	(7.6)

Q4	—	—	—	(7.1)	2.3	(9.4)	(7.1)	1.5	(8.6)

Fiscal year	(6.6)	2.6	(9.2)	(7.2)	2.2	(9.4)	(7.2)	2.4	(9.6)
• Key restaurant sales data (core restaurants only):

	Bob Evans
	Restaurants	Mimi’s
Average annual store sales ($) — FY10	$1,726,000	$2,859,000

Q2 FY 2011 day part mix (%):
Breakfast	33%	22%
Lunch	36%	40%
Dinner	31%	38%

Q2 FY 2011 check average ($)	$8.40	$11.13
• Quarterly restaurant sales by concept:

	Q2 2011	YTD 2011	Q2 2010	YTD 2010
Bob Evans Restaurants	$247,511	$496,373	$249,968	$507,890
Mimi’s Cafes	90,568	184,791	95,417	197,310

Total	$338,079	$681,164	$345,385	$705,200
Fiscal 2011 — Quarter 2 p 5

Food Products Q2 Review:
•	Net sales decreased 0.6% ($79.0 million vs. $79.5 million).

•	Comparable pounds sold decreased 16%.

•	Operating income decreased 45.1% ($4.7 million vs. $8.6 million).

•	Operating margin was 6.0% compared to 10.8%.

•	Average sow cost increased 83.9% ($60.47 per cwt vs. $32.88 per cwt).
• Historical sow cost review (average cost per hundredweight):

Fiscal Year	Q1	Q2	Q3	Q4	Average
2011	$59.52	$60.47	$—	$—	$60.01
2010	$43.24	$32.88	$40.14	$55.91	$42.18
2009	$28.69	$51.19	$49.03	$50.65	$44.93
2008	$41.53	$40.29	$30.81	$27.48	$34.79
• Comparable pounds sold review:

Fiscal Year	Q1	Q2	Q3	Q4	Average
2011	-2%	-16%			-10%
2010	-3%	10%	20%	4%	7%
2009	13%	11%	-6%	3%	6%
2008	4%	2%	8%	5%	5%
• Net sales review (dollars in thousands):

	Q2 2011	YTD 2011	Q2 2010	YTD 2010
Gross sales	$86,597	$165,566	$98,024	$180,158

Less: promotions	(7,062)	(15,790)	(17,851)	(29,682)

Less: returns and slotting	(568)	(1,328)	(711)	(1,349)

Net sales	$78,967	$148,448	$79,462	$149,127
Fiscal 2011 — Quarter 2 p 6

Balance Sheet Summary:

(in thousands)	Oct. 29, 2010	Apr. 30, 2010
Cash and equivalents	$17,452	$17,803
Other current assets	70,076	59,121
Net property, plant and equipment	927,570	961,974
Goodwill and other intangible assets	42,674	43,084
Other non-current assets	29,233	27,175

Total assets	$1,087,005	$1,109,157

Current portion of long-term debt	$13,571	$26,905
Line of credit	23,000	14,000
Other current liabilities	145,402	152,551
Long-term debt	135,716	149,287
Other long-term liabilities	130,594	128,257
Stockholders’ equity	638,722	638,157

Total liabilities and equity	$1,087,005	$1,109,157
Fiscal 2011 — Quarter 2 p 7